UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2019

MERCER INTERNATIONAL INC.

(Exact name of Registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation or organization)	000-51826 (Commission File Number)	47-0956945 (I.R.S. Employer Identification No.)

Suite 1120, 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8

(Address of principal executive office)

(604) 684-1099

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	MERC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

Mercer International Inc. (the “Company”) held its 2019 Annual Meeting of Shareholders on May 31, 2019. At this meeting, shareholders were requested to (1) elect a board of directors, (2) ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, and (3) approve, on a non-binding advisory basis, the Company’s executive compensation, all of which were described in more detail in the Company’s 2019 Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 16, 2019. The results of voting on the matters submitted to the Company’s shareholders are as follows:

Proposal 1:	Election of Directors.

All of the eight nominees for the Company’s board of directors were elected, and the voting results are set forth below:

	For	Withheld	Broker Non-Votes
Jimmy S.H. Lee	56,531,084	204,439	5,485,195
David M. Gandossi	56,546,525	188,998	5,485,195
William D. McCartney	53,465,337	3,270,186	5,485,195
James Shepherd	56,699,700	35,823	5,485,195
R. Keith Purchase	56,606,960	128,563	5,485,195
Martha A.M. Morfitt	56,663,695	71,828	5,485,195
Alan C. Wallace	56,698,398	37,125	5,485,195
Linda J. Welty	56,699,671	35,852	5,485,195

Proposal 2:	Ratification of Selection of Independent Registered Public Accounting Firm.

The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2019 was ratified, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
61,820,790	386,107	13,821	—

Proposal 3:    Advisory Vote on Executive Compensation.

The non-binding resolution approving the Company’s executive compensation was approved, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
55,774,919	909,952	50,652	5,485,195

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INTERNATIONAL INC.

/s/ David K. Ure
David K. Ure
Chief Financial Officer

Date: May 31, 2019